CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made a part of this Form N-1A

Registration Statement, Pre-Effective Amendment No. 1.


                             /s/ Arthur Andersen LLP




Cincinnati, Ohio,

December 23, 1997